UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported)
November 10, 2010

INFORMATICA CORPORATION
(Exact name of registrant as specified in its charter)

State of Delaware	0-25871	77-0333710
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)
100 Cardinal Way
Redwood City, California 94063
(Address of principal executive offices)
(650) 385-5000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
Adoption of Rule 10b5-1 Trading Plan
On November 10, 2010, Sohaib Abbasi, the Chairman and Chief Executive Officer of Informatica Corporation (“Informatica”) entered into a pre-arranged trading plan for the sale of shares of Informatica’s common stock in accordance with the plan’s specifications. No sales may occur under the plan until January 10, 2011. This plan was established as part of Mr. Abbasi’s individual long-term strategies for financial planning, asset diversification and liquidity. Mr. Abbasi’s plan was adopted in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, as well as guidelines previously adopted by Informatica’s Board of Directors for individuals who elect to enter into 10b5-1 trading plans.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: November 10, 2010		INFORMATICA CORPORATION
	By:	/s/ Earl E. Fry
Earl E. Fry
Chief Financial Officer, Chief Administration Officer and EVP, Global Customer Support